                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 13, 2001
                                                 -------------------------------

                          STAR TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       000-22581                   77-0362681
--------------------------------------------------------------------------------
  (State or other                  (Commission                (I.R.S. Employer
   jurisdiction                    File Number)              Identification No.)
 of incorporation)



 223 East De La Guerra, Santa Barbara, California                93101
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (805) 899-1962
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         Attached as EXHIBIT 99.1 is the press release issued by STAR Telecommunications, Inc., dated August 13, 2001, which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit          Description of Exhibit
                  -------          -----------------------
                   99.1            Press Release, dated August 13, 2001.




                                       2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STAR TELECOMMUNICATIONS, INC.



Dated:  August 15, 2001                By:  /s/ GORDON HUTCHINS, JR.
                                            ------------------------------------
                                       Gordon Hutchins, Jr.
                                       Acting Chief Executive Officer















                                       3.

                                  EXHIBIT INDEX

                       Description of                                     Page
         Exhibit       Exhibit                                            Number
         -------       -----------------------------------------------    ------
          99.1         Press Release, dated August 13, 2001



















                                       4.